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                                                                   Exhibit 10.22

                            INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT ("Agreement") is entered into as of October 1, 2001 (the "Signing Date") between Hughes Electronics Corporation, a corporation organized and existing under the laws of Delaware ("Hughes"), the holder from time to time of more than 51% of the outstanding common capital stock of Hughes ("Majority Owner"), and GENERAL MOTORS ACCEPTANCE CORPORATION, a corporation organized under the laws of Delaware ("Lender").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, Lender has entered into Revolving Credit Agreement with Hughes of approximate even date herewith to provide working capital financing to Hughes for which interest is earned and payable to Lender from time to time (the "Credit Agreement");

     WHEREAS, Lender and Hughes entered into a Loan Set-Off and Security Agreement of approximately even date herewith (the "Loan Set-Off and Security Agreement") pursuant to which Hughes granted Lender a security interest in the Credit Balance Account to hold as collateral security for the Obligations (as defined in the Loan Set-Off and Security Agreement);

     WHEREAS, in order to induce Lender to extend credit to Hughes pursuant to the Credit Agreement, Hughes and the Majority Owner have agreed to indemnify Lender against certain claims, damages, losses, liabilities and expenses it may incur as a result of claims that may be asserted by certain third parties against the Credit Balance Account; and

     WHEREAS, all capitalized terms not defined herein have the meanings given to them in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Hughes, the Majority Owner and Lender agree as follows:

     1. Indemnification. Hughes and the Majority Owner shall indemnify Lender,
        ---------------
its affiliates, directors, officers and employees against all claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees) incurred or suffered by Lender as a result of claims asserted against the Credit Balance Account by either (a) shareholders of Pan Am Satellite Communications Corporation ("PAS") other than Hughes or (b) creditors of Hughes who have not specifically waived their claims (or claims made by their successors, representatives or assignees) arising out of or otherwise related to the distribution of funds by PAS to Hughes and/or the funding by Hughes of the Credit Balance Account.

     2. Assignment. This Agreement shall bind and inure to the benefit of the
        ----------
parties hereto and their respective successors and permitted assigns. No party hereto may assign or transfer all or any part of its rights and obligations hereunder, except that:

          a. Lender may at any time assign and delegate to one or more of its Affiliates or securitization entities administered by Lender (each an "Assignee"), all of its rights and obligations under this Agreement.


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          b. Hughes and the Majority Owner authorize Lender to disclose to any
     Assignee or prospective Assignee any and all information in Lender's possession concerning Hughes, the Majority Owner or this Agreement.

     3. Severability. Any provision of this Agreement that is prohibited by law
        ------------
is ineffective to the extent of those prohibitions, but does not invalidate the remaining provisions of this Agreement.

     4. Termination. Either party may terminate this Agreement after giving 10
        -----------
days advance written notice to the other provided all of the Obligations have been fully and finally repaid to Lender at that time.

     5. Notices. All notices, payments, requests, reports, information, demands
        -------
and other communications which any party hereto may desire, or may be required, to give or make to any other party hereto, shall (unless otherwise permitted as a telephonic notice or request hereunder) be given by mailing the same, postage prepaid, or by telex, or fax transmission, or by hand delivery or courier, to each party at its address set forth below:

                           If to Lender:

                           General Motors Acceptance Corporation
                           P.O. Box 200
                           Mail Code 482-B10-B11
                           Detroit, Michigan 48265-2000
                           Attn:  David E. Ehlers

                           With a copy to:

                           General Motors Acceptance Corporation
                           P.O. Box 200
                           Mail Code 482-B12-B11
                           Detroit, Michigan 48265-2000
                           Attn:  Cathy Quenneville

                           If to Majority Owner:

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

                           With a copy to:

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

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                           If to Hughes:

                           Hughes Electronics Corporation
                           P.O. Box 956
                           200 N. Sepulveda Blvd.
                           El Segundo, California   90245
                           Attn:  Treasurer

or to such other address as may, from time to time, be specified in writing by Lender, Hughes or the Majority Owner. Such communications shall be deemed to have been duly given and received in the case of a telex, when the telex is sent and the appropriate answer-back is received, in the case of mail when sent by pre-paid certified or registered mail correctly addressed to the addressee, in the case of fax transmission, when transmission has been sent, in the case of hand delivery or courier, when received. Each party hereto shall promptly confirm by telex or fax any telephone communication made by it to another pursuant to this Agreement but the absence of such confirmation shall not affect the validity of such communication, which shall be effective upon receipt. If there is any conflict between any telephonic communication and a written confirmation, the written communication shall govern; provided, however, that the recipient of such communication shall be held harmless by all parties hereto with respect to any action taken in reliance on the telephonic communication prior to the time such recipient receives and has had reasonable time to review the subsequent written confirmation and initiate such corrective action as the recipient deems reasonable under the circumstances.

     6. GOVERNING LAW. THE INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS
        -------------
AGREEMENT SHALL BE GOVERNED AND CONTROLLED IN ALL RESPECTS BY AND CONSTRUED ACCORDING TO THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, TO THE JURISDICTION OF WHOSE COURTS THE PARTIES HERETO HEREBY AGREE TO SUBMIT. HUGHES AND THE MAJORITY OWNER WAIVE ANY OBJECTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, OR ANY OTHER DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. HUGHES AND THE MAJORITY OWNER WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENT TO ALL SUCH SERVICE OF PROCESS MADE BY MAIL OR BY MESSENGER DIRECTED TO THEM AT THE ADDRESS SPECIFIED ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW, OR LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST HUGHES OR THE MAJORITY OWNER OR THEIR PROPERTY OR ASSETS IN THE COMPETENT COURTS OF ANY OTHER JURISDICTION OR JURISDICTIONS.

     7. Headings. The headings set forth herein are solely for the purpose of
        --------
identification and shall not be construed as a part of the sections or subsections that they head.

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     Duly executed as of the date first written above.

                                    "Hughes"

                                    HUGHES ELECTRONICS CORPORATION


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    "Majority Owner"

                                    --------------------------------------------


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    "Lender"

                                    GENERAL MOTORS ACCEPTANCE CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

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